UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-23c-3

NOTIFICATION OF REPURCHASE OFFER

PURSUANT TO RULE 23c-3

1.	Investment Company Act File Number: 811-23211

Date of Notification: July 14, 2017

2.	Exact name of investment company as specified in registration statement:

PIMCO FLEXIBLE CREDIT INCOME FUND

3.	Address of principal executive office:

1633 Broadway

New York, New York 10019

A.	☒ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	☐ The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	☐ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Peter G. Strelow*
Name:	Peter G. Strelow
Title:	President

*By:	/s/ David C. Sullivan
David C. Sullivan as attorney-in-fact
* Pursuant to power of attorney

PIMCO FLEXIBLE CREDIT INCOME FUND

SHAREHOLDER REPURCHASE OFFER NOTICE

July 14, 2017

Dear Shareholder:

This notice is to inform you of the upcoming quarterly repurchase offer by PIMCO Flexible Credit Income Fund (the “Fund”). If you have no need or desire to sell your shares, simply disregard this notice. We will notify you again next quarter and mail new documents to be completed in connection with the next repurchase offer.

We extend this repurchase offer to provide some liquidity to shareholders, because shares of this closed-end interval fund are not redeemable daily for cash and are not traded on a stock exchange. Shares of the Fund can only be tendered for repurchase during one of the Fund’s scheduled quarterly repurchase offers, so we would like to make you aware of the deadlines and procedures should you wish to do so. Note that early withdrawal of shares from the Fund may result in a repurchase fee and may be a taxable event; consult your financial advisor or tax advisor for more information. Please remember that you are not obligated to do anything with your shares at this time.

This repurchase offer period begins on July 14, 2017 and ends (unless suspended or postponed) on the repurchase request deadline at the close of the New York Stock Exchange (which is normally at 4:00 p.m. Eastern Time, but it may close earlier on certain days), on August 9, 2017. Shares accepted for repurchase will be repurchased at a price equal to the net asset value of such shares on the repurchase pricing date, on the terms and conditions described in the attached Repurchase Offer Statement and Repurchase Request Form.

If you wish to sell your shares during this repurchase offer period, you can do so in one of the following two ways:

1.	If your shares are held at your financial adviser, broker, dealer or other financial intermediary, please ask your financial adviser, broker, dealer or other financial intermediary to submit a repurchase request for you. You may be charged a transaction fee for this service by your financial adviser, broker, dealer or other financial intermediary. A shareholder who holds shares through a financial adviser, broker, dealer or other financial intermediary should NOT submit the attached form to the Fund.

2.	If you have a direct account held with the Fund (and as a result receive statements directly from PIMCO Investments LLC), please complete, sign and date the enclosed Repurchase Request Form. In order to process your request, it must be received in good order by the Fund’s transfer agent, DST Systems, Inc., prior to the close of the New York Stock Exchange on August 9, 2017.

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All repurchase requests must be received in good order prior to the close of the New York Stock Exchange on August 9, 2017.

If you have any questions, please refer to the Fund’s current Prospectus, which is available at www.pimco.com, and the attached Repurchase Offer Statement and Repurchase Request Form, which contain additional important information about the repurchase offer, or contact your broker, dealer or other financial intermediary.

Sincerely,

PIMCO Flexible Credit Income Fund

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PIMCO FLEXIBLE CREDIT INCOME FUND

REPURCHASE OFFER STATEMENT

July 14, 2017

1. The Offer. PIMCO Flexible Credit Income Fund (the “Fund”) is offering to repurchase its common shares of beneficial interest (the “Shares”) in an amount of up to 5% of the Shares issued and outstanding (the “Repurchase Offer Amount”) as of the Repurchase Request Deadline (discussed below). Repurchases will be made at a price equal to the net asset value (“NAV”) of the Shares as of the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time) (“NYSE Close”) on the date the NAV of the Shares offered for repurchase is determined (“Repurchase Pricing Date”), less any applicable repurchase fee (described below) upon the terms and conditions set forth herein, and in accordance with the Fund’s current Prospectus and Statement of Additional Information, which terms constitute the “Offer.” The purpose of the Offer is to provide some liquidity to shareholders, because Shares of this closed-end interval fund are not redeemable daily for cash and are not traded on a stock exchange. The Offer is not conditioned upon the tender for repurchase of any minimum number of Shares. The Fund currently does not charge a processing fee for handling repurchase requests. However, if your Shares are held for you by your financial adviser, broker, dealer or other financial intermediary (“Authorized Intermediary”), or otherwise by a nominee, such Authorized Intermediary may charge a transaction fee for submitting a repurchase request for you.

2. Net Asset Value. The NAV of the Shares as of the NYSE Close on July 10, 2017 was $10.34 per share. You must decide whether to tender Shares prior to the Repurchase Request Deadline, but the NAV at which the Fund will repurchase the Shares will not be calculated until the Repurchase Pricing Date. The NAV can fluctuate, and the NAV on the Repurchase Pricing Date could be lower or higher than the NAV on the date you submit your repurchase request. Please call your financial adviser, broker, dealer or other financial intermediary or the Fund at 844-312-2113 or visit www.pimco.com for the Fund’s most current NAV per share.

3. Repurchase Request Deadline. All repurchase requests from direct shareholders must be received in properly completed form by the Fund on or before the NYSE Close on August 9, 2017 (the “Repurchase Request Deadline”). If you hold your Shares through a broker, dealer or other financial intermediary, you will need to ask your financial adviser, broker, dealer or other financial intermediary to submit your repurchase request for you by the same deadline. Your financial adviser, broker, dealer or other financial intermediary will tender your Shares to the Fund on your behalf. You should be sure to advise the Fund or your financial adviser, broker, dealer or other financial intermediary of your intentions in a timely manner. The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in properly completed form to the Fund, or in the form requested by your financial adviser, broker, dealer or other financial intermediary, by the Repurchase Request Deadline or your financial adviser, broker, dealer or other financial intermediary fails to submit your request to the Fund by the Repurchase Request Deadline, you will be unable to sell your Shares to the Fund until a subsequent repurchase offer, and you will have to resubmit your request for that offer. You may withdraw or change your repurchase request at any point before the Repurchase Request Deadline as described in paragraph 8 below. It is expected that the repurchase request deadline for the next quarterly repurchase offer after the August 2017 Offer described herein will be on November 9, 2017.

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4. Repurchase Pricing Date. The Fund anticipates that the Repurchase Pricing Date will be the same date as the Repurchase Request Deadline. In any event, the NAV per Share for the Offer must be determined no later than fourteen days (or the next business day if the 14th day is not a business day) following the Repurchase Request Deadline. If the Fund elects to use a Repurchase Pricing Date later than the Repurchase Request Deadline, there is a risk that the NAV per Share will fluctuate between those dates.

5. Payment for Shares Repurchased. Payment for all Shares repurchased pursuant to this Offer will be made not later than seven days after the Repurchase Pricing Date.

6. Increase in Number of Shares Repurchased. If shareholders tender for repurchase more Shares than the Repurchase Offer Amount, the Fund may (but is not obligated to) increase the number of Shares that the Fund is offering to repurchase by up to 2% of the Shares outstanding on the Repurchase Request Deadline.

7. Pro Rata Repurchase. If the Fund determines not to repurchase additional Shares beyond the Repurchase Offer Amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro rata basis. If proration is necessary, the Fund will inform your financial adviser, broker, dealer or other financial intermediary of the proration on the business day following the Repurchase Request Deadline. The number of Shares each shareholder asked to have repurchased will, as a general rule, be reduced by the same percentage. If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and submit a new repurchase request, and your repurchase request will not be given any priority over other investors’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in this repurchase offer or in any subsequent repurchase offer, and the NAV of your Shares is likely to fluctuate between repurchase offers. In anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood of proration. There is no assurance that you will be able to sell as many of your Shares as or when you desire to sell.

8. Modification or Withdrawal of Shares To Be Repurchased. If your Shares are held at your financial adviser, broker, dealer or other financial intermediary, repurchase requests submitted pursuant to the Offer may be modified or withdrawn at any time prior the Repurchase Request Deadline by submitting notice to your financial adviser, broker, dealer or financial intermediary. In the event you decide to modify or withdraw your tender, you should provide your financial adviser, broker, dealer or other financial intermediary with sufficient notice prior the Repurchase Request Deadline. If you have a direct account held with the Fund, repurchase requests submitted pursuant to the Offer may be modified or withdrawn at any time prior to the Repurchase Request Deadline by submitting notice to DST Systems, Inc. at the address indicated in the enclosed Repurchase Request Form.

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9. Repurchase Fees. The Fund will impose a 2.00% repurchase fee on Shares that are accepted for repurchase by the Fund and have been held by the investor for less than one year. Additionally, if your Shares are held at your financial adviser, broker, dealer or other financial intermediary, the intermediary may charge transaction or other fees in connection with your repurchase request.

10. Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Offer in limited circumstances and only by a vote of a majority of the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940. The limited circumstances include the following: (A) if the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; (B) for any period during which the New York Stock Exchange or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (C) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; (D) for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund; or (E) under certain other circumstances set forth in Rule 23c-3 that would apply only in the case that shares of the Fund become publicly traded. You will be notified if the Fund suspends or postpones the Offer.

11. Tax Consequences. For federal income tax purposes, a tender of Shares pursuant to the Offer will be treated as a taxable sale or exchange of the Shares if, after the application of certain constructive ownership rules, the tender (i) completely terminates the shareholder’s interest in the Fund, (ii) is treated as a distribution that is “substantially disproportionate” or (iii) is treated as a distribution that is “not essentially equivalent to a dividend.” For this purpose a “substantially disproportionate” redemption is one that reduces the shareholder’s percentage voting interest in the Fund by more than 20% and after which the shareholder owns a less-than-50% voting interest in the Fund. Also for this purpose, a redemption is “not essentially equivalent to a dividend” if it results in a “meaningful reduction” of a shareholder’s percentage interest in the Fund. Whether a reduction is “meaningful” depends on a shareholder’s particular facts and circumstances; in general, the smaller a shareholder’s percentage interest in the Fund, the more likely it is that any such reduction therein will be treated as “meaningful.” However, if a shareholder tenders fewer than all of the Shares that he or she owns or is considered to own, the repurchase may not qualify as a sale or an exchange. If the transaction is treated as a sale or exchange for tax purposes, any gain or loss recognized will be treated as a capital gain or loss by shareholders who hold their Shares as a capital asset and as a long-term capital gain or loss if such Shares have been held for more than twelve months.

If a redemption of Shares does not qualify for sale or exchange treatment, the proceeds received by such shareholder may be taxed as a dividend to the extent of the tendering shareholder’s allocable share of the Fund’s earnings and profits, and thereafter as a non-taxable return of capital to the extent of the shareholder’s basis in the Shares and, then, as a taxable capital gain. In addition, if any amounts received are treated as a dividend to tendering shareholders, there is a further risk that both the non-tendering shareholders and the tendering shareholders who retain

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interests in the Fund, may be considered to have received a deemed distribution to the extent that their proportionate interests in the Fund have increased as a result of the tender, and all or a portion of that deemed distribution may be taxable as a dividend (with the same treatment to the extent of the Fund’s earnings and profits and the shareholder’s basis in the Shares, as described above).

Withholding. Backup withholding tax may be imposed on the gross proceeds paid to a tendering U.S. shareholder unless such U.S. shareholder’s taxpayer identification number is provided to the Fund. In addition, there may be additional withholding with regard to non-U.S. shareholders. Shareholders should consult “Tax Matters” in the Fund’s current Prospectus and Statement of Additional Information for further details. All shareholders are urged to consult their tax advisers regarding the specific tax consequences of participating in the Offer in light of their particular situations as well as any consequences arising under the laws of any other jurisdiction.

12. Requests for Repurchase in Proper Form. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders of Shares will be determined by the Fund, in its sole discretion, which determination shall be final and binding on all parties. The Fund reserves the absolute right to reject any or all tenders of Shares determined not to be in appropriate form or to refuse to accept for payment, purchase or pay for any Shares if, in the opinion of the Fund’s counsel, accepting, purchasing or paying for such Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender of Shares whether generally or with respect to any particular Share(s) or shareholder(s). The Fund’s interpretations of the terms and conditions of the Offer shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Shares must be cured within such times as the Fund shall determine. Tenders of Shares will not be deemed to have been made until the defects or irregularities have been cured or waived.

Neither the Fund, its principal underwriter, its investment manager, nor any other person is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

* * *

None of the Fund, its Board of Trustees, Pacific Investment Management Company LLC, or PIMCO Investments LLC, or any affiliates of the foregoing, make any recommendation to any shareholder as to whether to tender or refrain from tendering Shares or any particular amount of Shares. Each shareholder must make an independent decision whether to tender Shares and, if so, how many Shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this Offer. No person has been authorized to give any information or to make any representations in connection with the Offer other than those contained herein or in the Fund’s current Prospectus or Statement of Additional Information. If given or made, such recommendation and such information and representation must not be relied upon as having been authorized by the Fund or its affiliates.

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For the Fund’s most recent NAV per Share and other information, or for a copy of the Fund’s current Prospectus or the prospectuses of Participating Funds, contact your financial adviser, broker, dealer or other financial intermediary or call the Fund at 844-312-2113 or visit www.pimco.com.

Date: July 14, 2017

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Repurchase Request Form
PIMCO Interval Funds	FOR ACCOUNTS HELD DIRECTLY WITH PIMCO

Contact Information: Phone: 844.312.2113 Fax: 844.643.0432 Email: pimcoaltprocessing@dstsystems.com	If your PIMCO Interval Fund account is held through a financial adviser, broker, dealer or other financial intermediary, do not submit this form. Please contact your financial adviser, broker, dealer or other financial intermediary to submit your repurchase request.
Overnight Mailing Address: PIMCO Interval Funds C/O DST Systems, Inc. 430 W. 7th Street Suite 219993 Kansas City, MO 64105-1407	This repurchase form is for clients who wish to tender shares for repurchase from their PIMCO Interval Fund account held directly with PIMCO. Shares will be repurchased at a price equal to their net asset value per share on the Repurchase Pricing Date. An Authorized Person elected on the account application must submit this form via fax, e-mail or mail prior to the Repurchase Request Deadline. The Repurchase Request Deadline will be strictly observed. If the request is not received by the transfer agent in good order prior to the Repurchase Request Deadline, the request will not be honored.
Regular Mailing Address: PIMCO Interval Funds PO Box 219993 Kansas City, MO 64121-9993	Repurchase transactions for shares held less than one year are subject to a 2% repurchase fee. For more information about the Fund, please visit pimco.com.

1. Account Information

Account Name:	Account Number:

2. Repurchase Information

A. Fund name and share class	Fund ticker	Fund number
PIMCO Flexible Credit Income Fund Institutional Class	PFLEX	9450

B. Select the amount requested
☐ All Shares	☐ Share Amount:	☐ Dollar Amount: $

C. Deliver proceeds to
☐ Address of record via check	☐ Bank account on record

PIMCO Investments LLC, distributor, 1633 Broadway, New York, NY, 10019 is a company of PIMCO. 52548

3. Signature(s) and Certification

Your signature(s) below must correspond exactly with the Authorized Person(s) elected on the account. Provision of this form should not be construed to cause PIMCO LLC, or its affiliates, to become an investment advice fiduciary under ERISA or the Internal Revenue Code.

☐	By asking the Fund to repurchase shares, I (we) accept the Fund’s repurchase offer as provided in this form, the accompanying cover letter and Repurchase Offer Statement, and the Fund’s Prospectus. Payment for shares will be issued in the name of the registered account holder to the payment instructions selected in section 2.

☐	The undersigned hereby represents and warrants that: (a) when and to the extent the Fund accepts the Shares for repurchase, the Fund will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim; (b) on request, the undersigned will execute and deliver any additional documents the Fund or its principal underwriter deems necessary or desirable to complete the assignment, transfer and repurchase of the Shares tendered hereby; and (c) the undersigned has read and agrees to all of the terms of the Offer (as defined in the Repurchase Offer Statement).

☐	The undersigned understands that acceptance of Shares by the Fund for repurchase will constitute a binding agreement between the undersigned and the Fund upon the terms and subject to the conditions of the Offer.

☐	All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

Print Name:	Title:

Telephone Number:	Email:

Signature:	Date:

Print Name:	Title:

Telephone Number:	Email:

Signature:	Date:
(If joint account, both must sign)

2	REPURCHASE REQUEST FORM | PIMCO INTERVAL FUNDS